Filed pursuant to Rule 497(e)
File Nos. 333‑84639 and 811‑09521
AMG FUNDS
AMG Yacktman Global Fund
Supplement dated September 11, 2026 to the Prospectus and Statement of Additional Information, each dated May 1, 2026
The following information supplements and supersedes any information to the contrary relating to AMG Yacktman Global Fund (the “Fund”), a series of AMG Funds, contained in the Fund’s Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), dated as noted above.
Effective immediately, the Fund’s name is changed from AMG Yacktman Global Fund to AMG Yacktman International Fund, and the Fund’s benchmark index is changed from the MSCI World Index to the MSCI EAFE Index. All references to AMG Yacktman Global Fund in the Prospectus and SAI are deleted and replaced with “AMG Yacktman International Fund.”
In addition, effective immediately, the Prospectus is revised as follows:
The first sentence of the last paragraph of the section titled “Summary of the Funds – AMG Yacktman Global Fund – Principal Investment Strategies” on page 11 is deleted and replaced with the following:
Under normal circumstances, the Fund invests at least 40% (or if conditions are not favorable, in the view of Yacktman, at least 30%) of its net assets in investments economically tied to countries other than the U.S., and the Fund will hold investments economically tied to a minimum of three countries other than the U.S.
The second paragraph of the section titled “Summary of the Funds – AMG Yacktman Global Fund – Performance” beginning on page 13 is deleted and replaced with the following:
As of July 1, 2021, the Fund changed its name to “AMG Yacktman Global Fund” and made changes to its principal investment strategies. As of September 11, 2026, the Fund changed its name to “AMG Yacktman International Fund,” adopted its current investment strategies and began comparing its performance to the MSCI EAFE Index. The Fund’s past performance would have been different if the Fund were managed using the current investment strategies.
The Average Annual Total Returns table in the section titled “Summary of the Funds – AMG Yacktman Global Fund – Performance” beginning on page 13 is deleted and replaced with the following:
Average Annual Total Returns as of 12/31/25

AMG Yacktman International Fund	1 Year	5 Years	Since Inception[1]
Class N Return Before Taxes	32.37%	8.84%	11.82%
Class N Return After Taxes on Distributions	27.55%	6.82%	10.20%
Class N Return After Taxes on Distributions and Sale of Fund Shares	20.76%	6.55%	9.29%
Class I Return Before Taxes	32.71%	9.04%	11.94%
MSCI EAFE Index[2] (reflects no deduction for fees, expenses or taxes)	31.22%	8.92%	8.76%
MSCI World Index[2] (reflects no deduction for fees, expenses or taxes)	21.09%	12.15%	12.52%

[1]	Performance shown reflects performance since the inception date of the Fund on January 30, 2017.
[2]
The MSCI EAFE Index replaced the MSCI World Index as the Fund’s benchmark on September 11, 2026 because the Investment Manager and Subadviser believe the new benchmark is more representative of the Fund’s current investment strategies.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE